EXHIBIT 10.a
                         Washington Trust Bancorp, Inc.
        Amendment to Change in Control Agreements with Executive Officers

                   Amendment to Executive Severance Agreement

The Agreement made as of February 10, 2000 by and among Washington Trust Bancorp, Inc., a Rhode Island corporation with its principal place of business in Westerly, Rhode Island (the "Corporation"), Washington Trust Company of Westerly, a Rhode Island banking corporation with its principal place of business in Westerly, Rhode Island (the "Bank") and John F. Treanor of South Kingstown (the "Executive"), is hereby amended by deleting Section 4(c) thereof and substituting the following in lieu thereof:

                   "(c)  the  Corporation  and/or  the Bank  shall  provide  the
               Executive with 24 months of additional benefit accrual under the Corporation's and the Bank's supplemental retirement plans, but only to the extent the Executive was eligible to participate in such plan immediately prior to the Change in Control; and"

The effective date of this Amendment is September 1, 2001.

IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by the Corporation and the Bank by their duly authorized officers and by the Executive this 16th day of August, 2001.

                         Washington Trust Bancorp, Inc.

                         By:
                                  David V. Devault
                                  ----------------------------------------------
                                  David V. Devault
                                  Executive Vice President, Treasurer, and Chief Financial Officer


                         Washington Trust COMPANY OF WESTERLY

                         By:
                                  David V. Devault
                                  ----------------------------------------------
                                  David V. Devault
                                  Executive Vice President, Treasurer, and Chief Financial Officer



                                  John F. Treanor
                                  ----------------------------------------------
                                  Executive



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                   Amendment to Executive Severance Agreement

The Agreement made as of February 10, 2000 by and among Washington Trust Bancorp, Inc., a Rhode Island corporation with its principal place of business in Westerly, Rhode Island (the "Corporation"), Washington Trust Company of Westerly, a Rhode Island banking corporation with its principal place of business in Westerly, Rhode Island (the "Bank") and John C. Warren of
Narragansett (the "Executive"), is hereby amended by deleting Section 4(c) thereof and substituting the following in lieu thereof:

                   "(c)  the  Corporation  and/or  the Bank  shall  provide  the
               Executive with 36 months of additional benefit accrual under the Corporation's and the Bank's supplemental retirement plans, but only to the extent the Executive was eligible to participate in such plan immediately prior to the Change in Control; and"

The effective date of this Amendment is September 1, 2001.

IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by the Corporation and the Bank by their duly authorized officers and by the Executive this 16th day of August, 2001.

                         Washington Trust Bancorp, Inc.

                         By:
                                  David V. Devault
                                  ----------------------------------------------
                                  David V. Devault
                                  Executive Vice President, Treasurer, and Chief Financial Officer


                         Washington Trust COMPANY OF WESTERLY

                         By:
                                  David V. Devault
                                  ----------------------------------------------
                                  David V. Devault
                                  Executive Vice President, Treasurer, and Chief Financial Officer


                                  John C. Warren
                                  ----------------------------------------------
                                  Executive